NEXCELLA

NEXT GENERATION CELL THERAPIES

Next Generation Cell Therapies

Targeting Oncology & Other Diseases

December 2022

Forward Looking Statements

NEXCELLA
NEXT GENERATION CELL THERAPIES

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Nexcella, Inc. (the "Company") strategy, future operations, future financial position, projected costs, prospects, plans, and objectives of management, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "depends," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "target," "should," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

Mission

NEXCELLA
NEXT GENERATION CELL THERAPIES

Harness the power of cell therapies to rapidly engineer safe, effective, accessible treatments

to improve patient outcomes in oncology and other indications — beginning with what we believe is the **first outpatient CAR-T.**

Large Markets

NEXCELLA
NEXT GENERATION CELL THERAPIES

Market Size

Hematologic cancers market opportunity is $60bn today growing to $120bn in 2028.

- **Multiple Myeloma ("MM")** is 3rd most common blood cancer, impacting 176,404 patients annually, with life expectancy of **5 years.**
- **AL Amyloidosis** is developed by 14,982 people annually—with no available treatments as standard of care other than bone marrow transplant (only 20% patients eligible)

Hematologic Cancers Market Size



$60Bn
$120Bn
2022
2028

Why Now

1. Leveraging market CAR-T experience so far—manufacturing consistency, automation technology , efficacy, safety.
2. Demand for MM CAR-Ts continues to exceed supply - only 2 MM CAR-Ts on the market:

   "Patients With Multiple Myeloma May Face CAR T-Cell Shortages"
   The ASCO Post
   September 25, 2022

   Bristol Myers Squibb — Abecma (idecabtagene vicleucel); J&J — CARVYKTI (ciltacabtagene autoleucel)

3. Still common with approved CAR-Ts: High grade Cytokine Release Syndrome (> grade 3) and neurotoxicity side-effects.
4. Bispecifics/Allogenic CAR-Ts still work in progress.

	NXC-201 800 x 10^6 cells	Allogenic BCMA-CAR-T	BCMA bispecific engagers
Best ORR	85%	71%	75%
CR/sCR	**71%**	25%	43%

Sources: Multiple Myeloma life expectancy source - Arcellx July 2022 investor presentation (NADSAQ:ACLX). Multiple myeloma annual incidence source: GLOBOCAN 2020. Hematologic cancers market size source: reportsanddata.com. AL Amyloidosis annual incidence source: Global epidemiology of amyloid light-chain amyloidosis https://doi.org/10.1186/s13023-022-02414-6. AL Amyloydosis transplant eligibility source: Bone Marrow Transplant. 2013 Oct;48(10):1302-7. doi: 10.1038/bmt.2013.53
Note: Allo BCMA CAR- T scope includes ALLO-715 (Allogene); CYAD-211 (Celyad), BCMA Bispecific Engagers scope includes Teclistamab (Janssen); Elranatamab (Pfizer); ABBV-383 (AbbVie); REGN5458 (Regeneron); CC-93269 (Bristol Myers);HPN217 (Harpoon) as of March 1 2022.

N-GENIUS Platform: NXC-201 Preclinical Highlights

NEXCELLA
NEXT GENERATION CELL THERAPIES

N-GENIUS PLATFORM

3 Key Elements

Purpose-Built Cell Therapy Evidence Capture Engine + Relational Database
Relating Nexcella internal data to external to accelerate therapy design, manufacture, and preclinical

Proprietary EXPAND technology
Applied to multiple cell therapy indications, already utilized to create NXC-201, to potentially increase efficacy and tolerability

Atomized, Novel Binding Scaffold Generation Engine
Allows us to make the correct binding for every molecule

Produced NXC-201 — Key Characteristics

High Transduction Efficiency
(Lower dose may lead to lower toxicity)

*Carvykti data presented at ASH 2019; Abecma data presented at ASH 2017. CART-ddBCMA source Arcellrx. Analysis based on cross-trial comparisons of publicly available data reported in ASH 2017 and 2019 and not a head-to-head clinical trial


100%
80%
60%
40%
20%
0%
% CAR+
Carvykti
Abecma
CART-ddBCMA
NXC-201

Low Tonic Signaling
(Lower off-target toxicity may lead to lower toxicity)

NXC-201 was co-cultured with the indicated target T cells and TNFα (B) and IL-2 (C) concentrations secreted in the culture supernatant were determined by ELISA.


6,000
4,000
2,000
0
TNFα (pg/mL)
No target
K562-BCMA

Anti-Exhaustion Capability
(Increased Persistence may lead to efficacy over an extended period of time)

NXC-201 was co-cultured overnight then analyzed by flow cytometry for the expression of 4-1BB


4.5 ± 1.8
57.7 ± 3.2
No Target
K562-BCMA

Source: *Development and manufacturing of novel locally produced anti-BCMA CART cells for the treatment of relapsed/refractory multiple myeloma: phase I clinical results.* Haematologica. 2022 Oct 6. doi: 10.3324/haematol.2022.281628. Epub ahead of print. PMID: 36200421.

NXC-201 Market

Multiple Myeloma and Light Chain (AL) Amyloidosis

NEXCELLA
NEXT GENERATION CELL THERAPIES

Multiple Myeloma

		ARCELLX (NASDAQ: ACLX) CART-ddBCMA	Bristol Myers Squibb Abecma	Johnson & Johnson CARVYKTI
Patients	Patient #s	n=31	n=100	n=97
	Extramedullary disease (EMD)	39%	36%	13%
	High risk cytogenetics	-	37%	24%
Clinical Data	CR+sCR	71%	28%	78%
	ORR	100%	72%	98%
	Neurotoxcity >= Grade 3	4%	8% 450x10^6 1.4% 100x10^6	3% (2 deaths)
	CRS, grade >= 3	3%	9%[2] (1 death)	5% (1 death)
	Tocilizumab co-administration to combat CRS	-	68% 450x10^6 44% 100x10^6	70%
	Source	2022 NASDAQ IPO S-1	FDA Approval Label	FDA Approval Label

176,404 patient annual incidence

Light chain (AL) Amyloidosis

	Johnson & Johnson DARZALEX (daratumumab)	Roche VENCLEXTA (venetoclax tablets)	TELIX TLX66
Patient #s	n=388	n=43	n=9
ORR	78%	68%	89%
Organ Response Rate	-	38%	?
CR	42% Hem-CR	68% Hem-CR	22%
VGPR	36%		0%
PR	13%		56%
Source	FDA Approval Label	Blood Cancer J. 2021	ASH 2021

14,982 patient annual incidence

[2] The safety data described in this section reflect the exposure to ABECMA in the KarMMa study, in which 127 patients with relapsed/refractory multiple myeloma received ABECMA

NXC-201 Clinical Highlights (1/2)

Multiple Myeloma and Light Chain (AL) Amyloidosis

NEXCELLA NEXT GENERATION CELL THERAPIES

Multiple Myeloma

		NXC-201 planned RP2D	NXC-201 All dose levels
Patients	Patient #s	n=7	n=20
	Extramedullary disease (EMD)	29%	30%
	High risk cytogenetics	14%	50%
Clinical Data	CR+sCR	71%	50%
	ORR	85%	75%
	Neurotoxcity >= Grade 3	0%	0%
	CRS, grade >= 3	-	5%
	Tocilizumab co-administration to combat CRS	-	40%
	Source	*Haemaologica 2022*	*Haematologica 2022*

176,404 patient annual incidence

Light chain (AL) Amyloidosis

	NXC-201 All Dose Levels
Patient #s	n=4
ORR	100%
Organ Response Rate	100%
CR	100%
VGPR	0%
PR	0%
Source	*Clinical Cancer Research 2022*

14,982 patient annual incidence

Source: *Development and manufacturing of novel locally produced anti-BCMA CART cells for the treatment of relapsed/refractory multiple myeloma: phase I clinical results.* Haematologica. 2022 Oct 6. doi: 10.3324/haematol.2022.281628. Epub ahead of print. PMID: 36200421.& Feasibility of a Novel Academic BCMA-CART (HBI0101) for the Treatment of Relapsed and Refractory AL Amyloidosis. Clin Cancer Res. 2022 Dec 1;28(23):5156-5166. doi: 10.1158/1078-0432.CCR-22-0637. PMID: 36107221.

NXC-201 Clinical Highlights (2/2)

Multiple Myeloma and Light Chain (AL) Amyloidosis

NEXCELLA NEXT GENERATION CELL THERAPIES

Multiple Myeloma

- 71% CR/sCR (sCR 10^{-5}) rate in Heavily Pretreated Multiple Myeloma Patients (85% Overall Response)
- No Neurotoxicity observed
- No Grade 3 or Grade 4 Cytokine Release Syndrome (CRS) Observed
- Outpatient CAR-T Potential
- Published in *Haemotologica* 2022
- Data in 20 patients so far

Bristol Myers Squibb – Revlimid	Johnson & Johnson – DARZALEX	Bristol Myers Squibb – Pomalyst	Bristol Myers Squibb – Abecma	Johnson & Johnson – CARVYKTI
$11Bn Annualized Sales	**$8Bn** Annual Sales	**$2.5Bn** Annualized Sales	**FDA Approved** Anti-BCMA Allogenic CAR-T	**FDA Approved** Anti-BCMA Allogenic CAR-T

176,404 patient annual incidence

Light chain (AL) Amyloidosis

- 100% Complete Responses with 100% Organ Response in Relapsed/Refractory Amyloidosis Patients
- Duration of Response Not Yet Reached at a median follow-up of 5.2 months
- 100% Improvement in NYHA Stage
- Mean 65% reduction (2,665pg/mL) in NT-proBNP from baseline
- Outpatient CAR-T Potential
- Published in *Clinical Cancer Research* 2022
- Data in 4 patients so far

Johnson & Johnson – DARZALEX

$8Bn Annual Sales

14,982 patient annual incidence

Source: BMS First Quarter 2022 financial results; "Genmab Improves Its 2022 Financial Guidance' November 3 2022, Celgene Second Quarter 2019 Operating and Financial Results., *Development and manufacturing of novel locally produced anti-BCMA CART cells for the treatment of relapsed/refractory multiple myeloma: phase I clinical results.* Haematologica. 2022 Oct 6. doi: 10.3324/haematol.2022.281628. Epub ahead of print. PMID: 36200421.& Feasibility of a Novel Academic BCMA-CART (HBI0101) for the Treatment of Relapsed and Refractory AL Amyloidosis. Clin Cancer Res. 2022 Dec 1;28(23):5156-5166. doi: 10.1158/1078-0432.CCR-22-0637. PMID: 36107221.

Clinical Development Plan

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NEXT GENERATION CELL THERAPIES

	Trial			Status
Multiple Myeloma NXC-201	**Phase 1b/2a** **NXC-201** Ongoing	Relapsed/refractory Multiple Myeloma 97 patients At RP2D	Establish MTD / RP2D Clinical Effectiveness	Ongoing
	Phase 2a Open Label, Potentially Pivotal Trial		Submit to FDA	
AL Amyloidosis NXC-201	Phase 2 NXC-201	Relapsed/refractory Light Chain (AL) Amyloidosis >30 Patients	Submit to FDA	4 Patients Dosed

NXC-201

Best in Class Potential in Multiple Myeloma and AL Amyloidosis

NEXCELLA
NEXT GENERATION CELL THERAPIES

	High Complete Response Rates	No Neurotoxicity Observed To-Date	Potential Outpatient Therapy
Multiple Myeloma NXC-201 (n=20)	• 71% CR/sCR • 85% ORR	• No ICANS • No Neurotoxicity	• Median Day 1 CRS onset, median CRS duration only 2 days
AL Amyloidosis NXC-201 (n=4)	• 100% CR • 100% Organ Response Rate	• No ICANS • No Neurotoxicity	• Median Day 2 CRS onset, median CRS duration only 2 days

Pipeline

NEXCELLA
NEXT GENERATION CELL THERAPIES

Indication		Status: Preclinical	Phase 1	Phase 2	Phase 3	Approval		Global Rights
NXC-201 BCMA	Multiple Myeloma	1 Phase 1b/2a Ongoing					20 patients treated • 71% CR/sCR + 85% ORR	NEXCELLA
	AL Amyloidosis	2 4 Patients Completed					4 patients treated • 100% CR + 100% organ response rate	NEXCELLA
NXC-301 target undisclosed	ALL	3 Preclinical					In preclinical development • EXPAND technology	NEXCELLA
	LBCL	Preclinical						
	MCL	Preclinical						
NXC-401 target undisclosed	AML	4 Preclinical					In preclinical development • EXPAND technology	NEXCELLA

Overview

1	Positive Clinical Results In >40 Patients	• 71% CR/sCR Rate in Multiple Myeloma: World class clinical data in a multi-billion dollar, established CAR-T indication, multiple myeloma • First-Ever 100% CR Rate in Amyloidosis
2	Proprietary N-GENIUS Platform, already produced NXC-201, poised to potentially bring numerous CAR-Ts to market in succession	I. NXC-201 (AL, MM) II. NXC-301 (ALL, MCL, LBCL) III. NCC-401 (AML)
3	Massive Market Opportunity	• $60Bn hematologic cancer opportunity today, growing to $120Bn in 2028 • Approved Car-Ts: Carvykti (J&J); Breyanzi, Abecma (BMS); Kymriah (Novartis); Tecartus, Yescarta (Gilead)
4	Multiple Potential Catalysts	• Near-term Catalysts • Deep Chemistry, Manufacturing & Controls Experience • Global IP • World-Class Team

NEXCELLA
NEXT GENERATION CELL THERAPIES

Next Generation Cell Therapies

Targeting Oncology & Other Diseases

Adverse Event Profile - Market

NEXCELLA
NEXT GENERATION CELL THERAPIES

	ARCELLX 100 x10^6 cells	ARCELLX 300x10^6 cells
	n=25	n=6
	Grade 3-4	Grade 3-4
Adverse Events		
Cytokine Release Syndrome (CRS)	0 (0%)	**1 (17%)**
Day of median onset (min-max)	0 (0%)	0 (0%)
Days of median duration (min-max)	0 (0%)	0 (0%)
Immune cell associated Neurotoxicity (ICANS)	**1 (4%)**	**1 (17%)**
Day of median onset (min-max)	**4.5 (3-6 days)**	**7 days**
Day of median duration (min-max)	**7.5 (4-11 days)**	**23 days**
Toxicity Management		
Tocilizumab	19 (76%)	5 (83%)
Dexamethasone	13 (52%)	2 (33%)

Source: Arcellx July 2022 Corporate Presentation

Adverse Event Profile

NEXCELLA
NEXT GENERATION CELL THERAPIES

	NEXCELLA 150x10[6] cells	NEXCELLA 450x10[6] cells	NEXCELLA 800x10[6] cells
	n=6	n=7	n=7
	Grade 3-4	Grade 3-4	Grade 3-4
Adverse Events			
Cytokine Release Syndrome (CRS)	0 (0%)	0 (0%)	0 (0%)
Day of median onset (min-max)	0 (0%)	0 (0%)	0 (0%)
Days of median duration (min-max)	0 (0%)	0 (0%)	0 (0%)
Immune cell associated Neurotoxicity (ICANS)	0 (0%)	0 (0%)	0 (0%)
Day of median onset (min-max)	-	-	-
Day of median duration (min-max)	-	-	-
Toxicity Management			
Tocilizumab		8 (40%)	
Dexamethasone		(5%)	

Source: *Development and manufacturing of novel locally produced anti-BCMA CART cells for the treatment of relapsed/refractory multiple myeloma: phase I clinical results.* Haematologica. 2022 Oct 6. doi: 10.3324/haematol.2022.281628. Epub ahead of print. PMID: 36200421.,

Proportion of NXC-201 Patients with sCR/CR Increased Over Time in Relapsed/Refractory Multiple Myeloma

NEXCELLA
NEXT GENERATION CELL THERAPIES


SD
PR
VGPR
sCR/CR
100%
80%
60%
40%
20%
0%
50%
10%
15%
25%
60%
30%
10%
83%
17%
Best response in patients with **at least 1 month** follow up
Best response in patients with **at least 6 months** follow up
Best response in patients with **at least 9 months** follow up

The patients included I this analysis are determined by those who have had their 1- (n=20), 6- (n=10), 12- (n=6)month follow-up visits, respectively, per protocol. Source: *Development and manufacturing of novel locally produced anti-BCMA CART cells for the treatment of relapsed/refractory multiple myeloma: phase I clinical results*. Haematologica. 2022 Oct 6. doi: 10.3324/haematol.2022.281628. Epub ahead of print. PMID: 36200421., Note: SD = Stable Disease; PR = Partial Response; VGPR = Very Good Partial Response; sCR = stringent (10^{-5}) Complete Response; CR = Complete Response

NEXCELLA

NEXT GENERATION CELL THERAPIES

Next Generation Cell Therapies

Targeting Oncology & Other Diseases